SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2006

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	2-88511	25-1450605
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

County National Bank

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

    Press Release Announcing: Third Quarter Dividend

Item 9.01. Financial Statements and Exhibits

The Board of Directors of CNB Financial Corporation has announced the declaration of a 14 cent per share quarterly dividend payable on September 15, 2006 to shareholders of record on September 1, 2006.

(a) Exhibits:

Exhibit 99    News Release announcing third quarter dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNB Financial Corporation

Date: August 10, 2006	By:	/s/ Charles R. Guarino
Charles R. Guarino
Treasurer

Exhibit Index

Number	Description
Exhibit 99	News Release announcing third quarter dividend.